UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): January 30, 2007

CHL Mortgage Pass-Through Trust 2007-9
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140958-06

CWMBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140958

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4449516
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)
Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 8                      Other Events

Item 8.01                      Other Events.

On May 30, 2007, CWMBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-9.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On May 30, 2007, CHL entered into on interest rate Novation Corridor Contract (“Novation Corridor Contract”), dated as of May 30, 2007,  and evidenced by a Novation Confirmation between CHL and Bear Stearns Financial Products Inc. (the “Novation Confirmation”).  The Novation Confirmation is annexed hereto as Exhibit 99.2.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. (“CWALT”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and Bear Stearns Financial Products Inc., as counterparty (the “Counterparty”).  The Item 1115 Agreement is annexed hereto as Exhibit 99.3.

Section 9Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Shell Company Transactions.

(d) Exhibits.

Exhibit No.	Description

99.1  The Pooling and Servicing Agreement, dated as of May 1, 2007, by and amongthe Company, the Sellers, the Master Servicer and the Trustee.

99.2  The Novation Confirmation, dated as of May 30, 2007, between theCounterparty and CHL.

99.3  The Item 1115 Agreement, dated as of January 30, 2006, by and among theCompany, CHL, CWALT, CWABS, CWHEQ and the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWMBS, INC.

By: /s/ Darren Bigby
Darren Bigby
Vice President

Dated: June 15, 2007

Exhibit Index

Exhibit

99.1	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2	The Novation Confirmation, dated as of May 30, 2007, between the Counterparty and CHL.

99.3	The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

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